77Q1(e)(9)


Subadvisory Agreement between American Century Investment Management, Inc. and Sankaty Advisors, LLC, effective as of May 15, 2015
(filed electronically as Exhibit d14 to Post-Effective Amendment No. 73 to the Registration Statement of the Registrant on July 29, 2015,
File No. 33-64872, and incorporated herein by reference.)